UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549-1004

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)	July 24, 2002

DELPHI CORPORATION

(Exact name of registrant as specified in its charter)

DELAWARE (State or other jurisdiction of incorporation)	1-14787 Commission File Number)	38-3430473 (I.R.S. Employer Identification No.)

5725 Delphi Drive, Troy, Michigan (Address of principal executive offices)		48098 (Zip Code)

Registrant’s telephone number, including area code      (248) 813-2000

ITEM 5. OTHER EVENTS

     Attached herein as Exhibit 99 (a) are charts to be used by members of Delphi Corporation management during upcoming quarterly meetings with investors beginning July 25, 2002. Today's press release announcing the filing of this Form 8-K and describing the meetings with investors is attached herein as Exhibit 99 (b).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	July 24, 2002	DELPHI CORPORATION (Registrant) By /s/ John D. Sheehan (John D. Sheehan, Chief Accounting Officer and Controller)

EXHIBIT INDEX

Exhibit No.
99 (a)	Registrant’s chart set dated July 25 and 26, 2002

99 (b)	Registrant’s press release dated July 24, 2002

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